UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2023

TO THE STOCKHOLDERS OF DIGITAL WORLD ACQUISITION CORP.:

You are cordially invited to attend the annual meeting of stockholders, which we refer to as the “Annual Meeting,” of Digital World Acquisition Corp., which we refer to as “we,” “us,” “our,” “Digital World” or the “Company,” to be held at 10:00 A.M. Eastern Time on December 19, 2023.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/DWAC2023. If you plan to attend the virtual online Annual Meeting, you will need your 16 digit control number to vote electronically at the Annual Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated November 17, 2023, and is first being mailed to stockholders of the Company on or about November 17, 2023. The purpose of the Annual Meeting is to consider and vote upon the following proposals:

•

a proposal to re-elect our Class I director nominees, Mr. Edward Preble and Mr. Jeffrey Smith, each to serve on the Board of Directors (the “Board”) of the Company for a 3-year term and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Director Election Proposal”);

•

a proposal to approve the convertible note compensation program pursuant to which the Company will provide convertible promissory notes payable to certain officers, directors and affiliates of the Company (the “Convertible Note Compensation Program Proposal”);

•

a proposal to ratify the Audit Committee’s appointment of Adeptus Partners, LLC (“Adeptus”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•	to transact other business as may properly come before the meeting or any adjournment of the meeting.

Each of the proposals is more fully described in the accompanying Proxy Statement.

A plurality of the votes cast by the shares of the Company’s Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock, excluding Class A common stock held by ARC Global Investments II LLC, a Delaware limited liability company (our “Sponsor”), and all of our directors and officers (the “Insiders”). The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the

Annual Meeting. Our Board has fixed the close of business on November 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

This is our Annual Meeting, as such you are not being asked to vote on the business combination with Trump Media & Technology Group Corp. (“TMTG”) or any other target. You will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the time we need to liquidate.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Director Election Proposal, the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

November 17, 2023	By Order of the Board of Directors

/s/ Eric Swider
Eric Swider
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Director Election Proposal, Convertible Note Compensation Plan Proposal and Auditor Ratification Proposal, and an abstention will have no effect on the Director Election Proposal, Convertible Note Compensation Plan Proposal and Auditor Ratification Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2023: This notice of meeting and the accompanying Proxy Statement are available at www.virtualshareholdermeeting.com/DWAC2023.

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2023

PROXY STATEMENT

The Annual Meeting (“Annual Meeting”) of stockholders of Digital World Acquisition Corp., which we refer to as the “we,” “us,” “our,” “Digital World” or the “Company,” will be held at 10:00 A.M. Eastern Time on December 19, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/DWAC2023. If you plan to attend the virtual online Annual Meeting, you will need your 16 digit control number to vote electronically at the Annual Meeting. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

a proposal to re-elect our Class I director nominees, Mr. Edward Preble and Mr. Jeffrey Smith, each to serve on the Board for a 3-year term and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Director Election Proposal”);

•

a proposal to approve the convertible note compensation program pursuant to which the Company will provide convertible promissory notes payable to certain officers, directors and affiliates of the Company (the “Convertible Note Compensation Plan Proposal”);

•

a proposal to ratify the Audit Committee’s appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•	to transact other business as may properly come before the meeting or any adjournment of the meeting.

Our Board has fixed the close of business on November 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date of the Annual Meeting, there were 29,992,831 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares. We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $25,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, as of the date of this Proxy Statement, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated November 17, 2023 and is first being mailed to stockholders on or about November 17, 2023.

November 17, 2023	By Order of the Board of Directors

/s/ Eric Swider
Eric Swider
Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement of Digital World Acquisition and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

We are a blank check company formed in Delaware on December 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On September 8, 2021, we consummated our IPO from which we derived gross proceeds of 287,500,000 in the aggregate and completed the private sales of placement units from which we derived gross proceeds of $11,334,840. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially September 8, 2022.

What is being voted on?

You are being asked to vote on:

•  a proposal to re-elect our Class I director nominees, Edward Preble and Jeffrey Smith, each to serve on the Board for a 3-year term and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Director Election Proposal”);

•  a proposal to approve the convertible note compensation program pursuant to which the Company will provide convertible promissory notes payable to certain officers, directors and affiliates of the Company (the “Convertible Note Compensation Plan Proposal”); and

•  a proposal to ratify the Audit Committee’s appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

For the avoidance of doubt, holders of our Class A common stock will vote on the Director Election Proposal, the Convertible Note Compensation Proposal (except the Sponsor, our directors and officers) and the Auditor Ratification Proposal.

Holders of our Class B common stock will vote on the Director Election Proposal and the Auditor Ratification Proposal.

Why does the Company need to hold an annual meeting?	The Annual Meeting is being held to satisfy the annual meeting requirement of the Nasdaq Capital Market (“Nasdaq”). Nasdaq Listing Rule 5620 requires that we hold an annual meeting of shareholders for the election of directors during each fiscal year (as a special purpose acquisition company (“SPAC”), we were exempt from that requirement during 2022, which was our initial full year following our formation).
In addition to sending our shareholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended (the “Form 10-K”). Our Form 10-K was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 30, 2023 and is available online at www.sec.gov.

Why should I vote “FOR” the Director Election Proposal?	The Company believes that the Class I directors presented for re-election possess the background, skills and experience, including in investment management, business operations, and public company compliance, that have and will continue to serve the best interests of the Company and our stockholders.

Why should I vote “FOR” the Convertible Note Compensation Plan Proposal?	The purpose of the Convertible Note Compensation Plan Proposal is to retain and motivate certain Company officers, directors and affiliates to ensure that they are properly incentivized, relative to risk, and motivated to provide value consistent with the interests of our stockholders and to drive the Company’s future success. We believe that the proposed grants of the promissory notes are necessary to retain the participants and to further align their interests with those of our stockholders.

How do the Company insiders intend to vote their shares?	ARC Global Investments II LLC, a Delaware limited liability company (our “Sponsor”), and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. Currently, our Sponsor and our officers and directors own approximately 17.9% of our issued and outstanding shares of common stock, including 5,497,500 Founder Shares and 1,133,484 placement units. Since votes of our Sponsor and our directors and officers with respect to the Convertible Compensation Plan Proposal will be excluded, we do not expect them to vote on such proposal.

Does the Board recommend voting for the approval of the proposals?	Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that shareholders vote “FOR” each of the proposals.

What vote is required to adopt the proposals?	A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock, excluding Class A common stock held by our Sponsor and the Insiders. The affirmative vote of a majority of the shares of Class A common stock and Class B common stock voting together as a single class cast at the Annual Meeting is required to approve the Auditor Ratification Proposal.

How do I attend the meeting?	To facilitate stockholder participation in the Annual Meeting, the meeting will be held through a live webcast at www.virtualshareholdermeeting.com/DWAC2023. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote at www.virtualshareholdermeeting.com/DWAC2023. You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on November 17, 2023, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/DWAC2023 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number. Whether or not you participate in the Annual Meeting, it is important that you vote your shares. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on December 19, 2023.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to info@dwacspac.com, so that it is received by us prior to the Annual Meeting or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Annual Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal.

A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. You may vote “FOR” or “WITHHOLD” with respect to each of the Class I director nominees. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.

The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock, excluding Class A common stock held by our Sponsor and the Insiders. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will be counted as votes “AGAINST” with respect to such matter.

The affirmative vote of a majority of the shares cast of Class A common stock and Class B common stock voting together as a single class at the Annual Meeting is required to approve the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. This proposal is considered to be a routine item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will not be counted as “votes cast” and will therefore have no effect on the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Director Election Proposal and Convertible Note Compensation Plan Proposal will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction on how to vote. The Auditor Ratification Proposal is a routine item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the record date for the Annual Meeting, 18,590,167 shares of our common stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on November 17, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this record date, 29,992,831 shares of our Class A common stock and 7,187,500 shares of our Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 5,497,500 Founder Shares and 1,133,484 placement units (purchased for $11,334,840), which would expire worthless if a business combination is not consummated.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $25,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Alliance Advisors, at 877-728-4996 or by email at dwac@allianceadvisors.com..

You may also contact us at: Digital World Acquisition Corp., info@dwacspac.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

Overview

Date, Time and Place. The Annual Meeting of the Company’s stockholders will be held at 10:00 A.M. Eastern Time on December 19, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/DWAC2023. If you plan to attend the virtual online Annual Meeting, you will need your 16 digit control number to vote electronically at the Annual Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on November 17, 2023, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/DWAC2023 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number. Whether or not you participate in the Annual Meeting, it is important that you vote your shares. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on December 19, 2023.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s Class A common stock at the close of business on November 17, 2023, the record date for the Annual Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Class A common stock, excluding Class A common stock held by our Sponsor and the Insiders. The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the shares cast of Class A common stock and Class B common stock at the Annual Meeting. Our Board has fixed the close of business on November 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

At the close of business on the record date of the Annual Meeting, there were 29,992,831 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. The Company has engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at 877-728-4996 or by email at dwac@allianceadvisors.com.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 5,490,000 Founder Shares and 1,133,484 placement units, all such securities beneficially owned by Patrick Orlando, a director and former Chairman and Chief Executive Officer. In addition, Mr. Eric Swider, our Chief Executive Officer, owns 7,500 Founder Shares; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and, subject to the Director Election Proposal, all of the current members of our Board are expected to continue to serve as directors at least through the date of the Annual Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

•

the fact that certain of our officers, directors and affiliates have an interest in the approval of the Convertible Note Compensation Plan Proposal because they will receive promissory notes pursuant to the Compensation Program (as defined herein). Nevertheless, our Board believes that it is important to provide incentives and rewards for superior performance and the retention of such individuals providers by adopting the Compensation Program.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Director Election Proposal, the Convertible Note Compensation Plan Proposal and the Auditor Ratification Proposal.

THE DIRECTOR ELECTION PROPOSAL

Our Board recommends that the nominees below, each a current Class I director, be elected at the Annual Meeting for new terms extending until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

Name	Class	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Edward Preble	I	2023	2023	2026
Jeffrey Smith	I	2023	2023	2026

If, before the Annual Meeting, any nominee becomes unable to serve, or chooses not to serve, the Board may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute. Alternatively, the Board may either let the vacancy stay unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat.

The Board recommends that you vote “FOR” each of the Class I director nominees.

Class I Director Nominees

Edward Preble has served as our director since January 2023. He has been the founder and President of Alpamayo CPG and Private Label, a global sales consultancy, since January 2022. He was the head of internationals sales for Crider Foods, a value poultry company, from January 2017 to January 2022. Mr. Preble worked as a Global Private Wealth Manager for Merrill Lynch, an investment management and wealth management company, from February 2006 to March 2009. Mr. Preble began his career in 2001 as an International Advisor for Morgan Stanley and worked directly with institutional and ultra-high net worth families. He is a member of Southeast United States Trade Organization, and USA Poultry. Mr. Preble received his Bachelor of Arts degree in Finance and a Corporate Master’s Degree in Business Administration from Florida International University. We believe Mr. Preble is well qualified to serve as a member of the Board due to his extensive experience in investment management and business operations.

Jeffrey Smith has served as our director since April 2023. Mr. Smith has been the founder and Managing Attorney for LawVisory, a law firm serving registered investment advisers, financial institutions, family offices, issuers, investment funds and businesses with their securities, regulatory, compliance, corporate, tax, litigation, arbitration, contracts, digital assets, and merger and acquisition legal needs, since December 2005. Mr. Smith has also been the Chief Compliance Officer and Chief Legal Officer of North Rock Partners, LLC, a wealth advisory firm, from January 2021 to April 2022; Virtue Capital Management LLC, an investment advisory firm, from January 2019 to January 2021; and Chief Compliance Officer of Griffin Capital Company LLC, an investment and asset management company, from February 2017 to May 2018. Prior to that, he was with Research Affiliates LLC, an investment advisory firm, where he served as Chief Compliance Officer and Assistant General Counsel from August 2013 to February 2017; Director of Compliance of Athene Asset Management LLC, an asset management firm, from July 2012 to August 2013; and Senior Counsel of Legal and Compliance at The Rock Creek Group, an investment fund manager, from July 2010 to July 2012. Additionally, Mr. Smith served as Investigative Counsel for the Financial Crisis Inquiry Commission from January 2010 to July 2010. Prior to that, Mr. Smith was a tax attorney for Deloitte from July 1999 to July 2000 and Crowe Horwath from July 2000 to July 2002. Mr. Smith graduated cum laude with a B.S. in Accounting from the University of Kentucky, where he also earned his J.D. He received his L.L.M., with highest honors, in Securities & Financial Regulation from Georgetown Law in Washington, D.C. and holds the following certifications: Certified Regulatory and Compliance Professional (FINRA Institute at Wharton); Investment Adviser Certified Compliance Professional (NRS Education); and Certified in Risk Management (International Institute of Professional Education and Research). We believe Mr. Smith is well qualified to serve as a member of the Board due to his extensive experience with public company compliance and investment.

Continuing Directors and Executive Officers

Eric S. Swider has served as our Chief Executive Officer since July 2023. He previously served as our Interim Chief Executive Officer from March 2023 until July 2023 and as a director since September 2021. He also served on the Compensation and Audit Committees and serves as the Chair for both Committees. Mr. Swider has been serving as the Chief Executive Officer of RUBIDEX since January 2020, a start-up company focusing on data security. Mr. Swider founded Renatus Advisors and has been serving as the Managing Partner of Renatus LLC since June 2016. Renatus Advisors works with private clients to resolve complex legal, strategic, and operational matters as well as public clients, providing services related to disaster and economic recovery. From February 2021 to October 2022, Mr. Swider served as a director of Benessere Capital Acquisition Corp., a special purpose acquisition company. From September 2016 to January 2018, Mr. Swider served as the Managing Director of Great Bay Global where he oversaw the launch of a new business division focused on investing in alternative strategies. From December 2014 to June 2016, Mr. Swider served as the Managing Director of OHorizons Global, where he oversaw expansion of a new investment team and was responsible for working on a global basis to expand its client base and investment portfolio. From February 2010 to December 2015, Mr. Swider served as the Managing Director of Oceano Beach Resorts, where he was responsible for growing its new property and resort management group. Mr. Swider received his education in Mechanics Engineering and Nuclear Science Studies at US Naval Engineering and Nuclear A Schools, an intensive two-year program studying nuclear physics, heat transfer and fluid flow, advanced mathematical practices and engineering principles. We believe Mr. Swider is well qualified to serve as a member of the Board due to his extensive experience in investment and corporate management.

Katherine Chiles has served as our Chief Financial Officer since April 2023. She has experience in financial consolidations, financial statement preparation and analysis, financial planning and reporting (U.S. generally accepted accounting principles and international financial reporting standards), financial system implementation and administration, all aspects of accounts payable and accounts receivable, and payroll. She worked as a financial analyst in a contract position for both ACTAVO, an infrastructure company servicing Ireland, the UK and the global events industry, from October 2017 to August 2018, and Fisher Phillips, a national labor and employment firm, from September 2016 to February 2017, where she was responsible for designing and automating financial reporting, ad hoc reporting, budgeting, forecasting, and projections. Prior to that, Ms. Chiles served as Director of Financial Operations for Battaglia Law Office, a law firm, from 2011 to 2015, where she managed all daily financial operations of the firm. From 2007 to 2011, Ms. Chiles worked as a senior financial analyst for Total System Services, a global payment solutions provider. Prior to that, Ms. Chiles held positions with ING Americas, a global financial institution, from April 2005 to May 2006, ProxyMed Inc., an electronic healthcare transaction processing services company, from August 2003 to March 2005, and OuterBounds Technologies, a software development company, from March 2003 to July 2003. Ms. Chiles graduated with a Bachelor of Science in Finance from Auburn University at Montgomery.

Alexander Cano has served as our President and Secretary since April 2023. He has served as the Chief Operating Officer for Benessere Investment Group, an investment company, since June 2021 and is responsible for the daily operations of the firm and contributed to the development of the firm’s corporate strategy, as well as services to multiple special purpose acquisition companies. Prior to that, Mr. Cano held the position of Vice President, Business Development & Sales Strategy for Global Media Fusion, an innovative global media agency, from October 2020 to June 2021, where he was responsible for driving revenue by connecting powerful brands with globally syndicated television sponsorships. From October 2018 through December 2019, Mr. Cano served as the General Manager for the Home Equity division of Bankrate, a consumer financial services company. Prior to Bankrate, Mr. Cano was a negotiation consultant with The Gap Partnership, a negotiation consultancy, from October 2016 to October 2018. Mr. Cano spent the first half of his career in media companies, such as Sony Pictures Television International from 2003 to 2005, HBO from 2005 to 2008, TiVo from 2008 to 2010 and DIRECTV from 2010 to 2014. Mr. Cano received his B.S.B.A. in Finance from American University in Washington D.C.

Frank Andrews has served as our director since January 2023. He has been an independent media consultant since August 2004, and he has worked with many performing artists in the media space. He has been the founder of My Creative Waves Corp., a strategic consultancy offering guidance to drastically improve consumer experiences for both digital and traditional media for major consumer brands such as Macy’s, since 2014. He began his career working on Fortune 500 brands’ advertising campaigns with a subsequent focus as a producer on product videos, industrial productions and live international trade shows for brands, such as Canon and Sony, with featured artists like Cindy Lauper. Mr. Andrews received a Bachelor of Science Business Administration from University of Central Florida, with an MFA candidacy in Film Television Production from The Savannah College of Art & Design. We believe Mr. Andrews is well qualified to serve as a member of the Board due to his extensive experience in the media industry and business management.

Patrick Orlando has served as our director since September 2021 and was the Chairman and Chief Executive Officer from September 2021 to March 2023. Mr. Orlando has been serving as Special Advisor for BurTech Acquisition Corp. (Nasdaq: BRKH), a special purpose acquisition corporation, and Nubia Brand International Corp. (Nasdaq: NUBI), a special purpose acquisition corporation, since December 2021 and January 2022, respectively. He has also been serving as Director and Special Advisor of Maquia Capital Acquisition Corp. (Nasdaq: MAQC), a special purpose acquisition corporation, since May 2021, as well as Chairman and Chief Executive Officer of Benessere Capital Acquisition Corp. (Nasdaq: BENE), a special purpose acquisition corporation, since September 2020. In addition, he also served as Chief Executive Officer of Yunhong International (Nasdaq: ZGYH), a publicly listed special acquisition purpose corporation, since January 2020. Mr. Orlando is Chief Executive Officer of Benessere Capital, LLC, an investment consulting and investment banking firm he founded in Miami in October 2012. At Benessere Capital, LLC, he has advised on fundraising, capital deployment, mergers and acquisitions, private placements, and products marketing. From March 2014 to August 2018, Mr. Orlando also served as the Chief Financial Officer of Sucro Can Sourcing LLC, a sugar trading company he co-founded, where he managed all financial matters including insurance and banking relationships. From November 2014 to August 2018, Mr. Orlando served as the Vice President of Sucro Can International LLC, a sugar processing company, where he focused on finance and processing technology. From March 2011 to March 2014, Mr. Orlando served as the Managing Director and the Head of Structuring and Derivatives of BT Capital Markets, LLC, a boutique investment bank in Miami, Florida, where he was involved in managing global derivatives and structuring activities. From September 2006 to March 2011, Mr. Orlando served in roles including Chief Technical Officer and Director of Pure Biofuels Corporation, a renewable fuel corporation headquartered in Houston, Texas with operations in Peru. From April 1998 to December 2003, Mr. Orlando served as the Director of Emerging Markets Fixed Income Derivatives of Deutsche Bank. Mr. Orlando earned degrees in Mechanical Engineering and Management Science from the Massachusetts Institute of Technology. We believe that Mr. Orlando is well-qualified to serve on our Board due to his extensive investing, science and engineering experience and in particular his experience as Chief Executive Officer and board member of other special purpose acquisition companies.

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, which consists of Edward Preble and Jeffrey Smith will expire at our first annual meeting of stockholders in 2023. The term of office of the second class of directors, which consists of Eric Swider and Frank Andrews, will expire at the second annual meeting of stockholders in 2024. The term of office of the third class of directors, consisting of Patrick Orlando, will expire at the third annual meeting of stockholders in 2025.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 under the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Messrs. Smith, Preble and Andrews serve as members of our audit committee, and Mr. Smith chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Smith, Preble and Andrews meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) under the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Smith qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board (the “Compensation Committee”). Messrs. Preble, Andrews and Smith serve as members of our Compensation Committee and Mr. Preble chairs the Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Messrs. Preble, Andrews and Smith are independent.

We have adopted a Compensation Committee charter, which details the principal functions of the compensation, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the payment to Renatus (an entity affiliated with Mr. Swider) of $15,000 per month, for up to December 8, 2023 (as extended by the Board), for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, except for the recommendation of the Compensation Committee and our Board to approve the Convertible Note Compensation Plan Proposal, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees will be Messrs. Preble, Andrews and Smith. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a Annual Meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Our Code of Ethics is available on the Company website, www.dwacspac.com, and the SEC website, www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our officers has received any cash compensation for services rendered to us. Commencing September 3, 2021 through April 5, 2023, we paid Benessere Enterprises Inc., an affiliate of our Sponsor, a total of $15,000 per month for office space, utilities and secretarial and administrative support. Commencing on April 5, 2023, we have paid Renatus a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers or directors or any affiliate of our Sponsor, officers or directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. In addition, our Compensation Committee has conditionally approved, subject to approval by the majority of our Class A common stock holders (excluding Class A common stock held by our Sponsor and the Insiders), the approval of the Convertible Note Compensation Plan Proposal to retain and motivate the participants in the Compensation Program to ensure that they are properly incentivized, relative to risk, and motivated to provide value consistent with the interests of our stockholders and to drive the our future success. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information regarding the beneficial ownership of our common stock as of November 17, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our executive officers and directors that beneficially owns our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 37,210,686 shares of our common stock, consisting of (i) 30,023,186 shares of our Class A common stock and (ii) 7,187,500 shares of our Class B common stock, issued and outstanding as of November 17, 2023. On all matters to be voted upon, except for the election of directors of the Board, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Eric Swider	—	—	7,500	*	*
Katherine Chiles	—	—	—	—	—
Alexander Cano	—	—	—	—	—
Frank Andrews	—	—	—	—	—
Patrick Orlando(3)	1,133,484	3.8%	5,490,000	76.4%	14.8%
Edward Preble	—	—	—	—	—
Jeffrey Smith	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	1,133,484	3.8%	5,497,500	76.5%	14.8%
Other 5% Stockholders
ARC Global Investments II LLC (the Sponsor)(3)	1,133,484	3.8%	5,490,000	76.4%	14.8%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Digital World Acquisition Corp., 3109 Grand Ave., #450, Miami, Florida 33133.

(2)

Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

ARC Global Investments II LLC, our Sponsor, is the record holder of the securities reported herein. Patrick Orlando is the managing member of our Sponsor. By virtue of this relationship, Mr. Orlando may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Mr. Orlando disclaims any such beneficial ownership except to the extent of his pecuniary interest.

Securities Authorized for Issuance under Equity Compensation Table

None.

Certain Relationships and Related Transactions, and Director Independence

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 5,490,000 Founder Shares and 1,133,484 placement units, all such securities beneficially owned by Patrick Orlando, a director and former Chairman and Chief Executive Officer. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that on September 8, 2022, the Company issued a promissory note in the aggregate principal amount of $2,875,000 to the Sponsor, in connection with the extension of the termination date for the Company’s initial business combination from September 8, 2022 to December 8, 2022. The note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective;

•

the fact that on April 21, 2023, the Company issued two promissory notes (one for $625,700 and the other for $500,000) in the aggregate principal amount of $1,125,700 to the Sponsor to pay costs and expenses in connection with completing an initial business combination. Each of the two notes bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Sponsor and subject to certain conditions, all of the unpaid principal amount of each of the two notes may be converted into units of the Company (the “Conversion Units”) immediately prior to the consummation of an initial business combination with the total Conversion Units so issued equal to: (x) the portion of the principal amount of the respective note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units. The issuances of the two notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act; and

•

the fact that on June 2, 2023, the Company issued two promissory notes to Renatus LLC (“Renatus”) in the aggregate principal amounts of (a) $2,000,000 and (b) $10,000,000. The proceeds of these notes will be used to pay costs and expenses in connection with completing an initial business combination. Mr. Swider is a founder and partner of Renatus.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Preble, Andrews and Smith are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Principal Accountant Fees and Services

The following is a summary of fees paid or to be paid to Adeptus for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled approximately $234,567 and $73,018, respectively. The aggregate fees of Marcum related to audit services in connection with our initial public offering totaled approximately $54,075. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Adeptus in connection with regulatory filings. The aggregate fees of Adeptus for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled $130,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

We did not pay Marcum or Adeptus for tax services, planning or advice for the years ended December 31, 2022 and 2021.

All Other Fees

We did not pay Marcum or Adeptus for any other services for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

THE CONVERTIBLE NOTE COMPENSATION PROGRAM PROPOSAL

We are asking holders of our Class A common stock to approve the convertible note compensation program pursuant to which the Company will provide convertible promissory notes payable to the individuals described below (each, a “Promissory Note”). Shares of Class A common stock may be issued to the holders listed below upon conversion of the Promissory Notes (the “Compensation Program”).

The Compensation Program is described in more detail below and a copy of the form of the Promissory Note is included in this Proxy Statement as Annex A.

Overview and Background of the Compensation Program

The following is a summary description of the Compensation Program. This summary is not a complete statement of the Compensation Program and is qualified in its entirety by reference to the complete text of the form of Promissory Note, a copy of which is attached hereto as Annex A. Stockholders should refer to the Promissory Note for more complete and detailed information about the terms and conditions of the Promissory Notes to be issued pursuant to the Compensation Program. In the event of a conflict between the information in this description and the terms of the Promissory Note, the Promissory Note shall control.

The Compensation Committee has conditionally approved, subject to approval by the holders of our Class A common stock (excluding the Insiders and our Sponsor), the issuance of the Promissory Notes as described below. If such stockholder approval is obtained, the proposed grants will become effective on the date of such approval. If the Compensation Program is not approved by holders of our Class A common stock, the Compensation Program will not become effective and we will not be able to issue the proposed Promissory Notes. We believe that our ability to retain top talent will be adversely affected if the Compensation Program is not approved.

Summary of the Compensation Program

Purpose of the Compensation Program

The purpose of the Compensation Program is to retain and motivate the participants in the Compensation Program to ensure that they are properly incentivized, relative to risk, and motivated to provide value consistent with the interests of our stockholders and to drive the Company’s future success. We believe that the proposed grants of the Promissory Notes are necessary to retain the participants and to further align their interests with those of our stockholders.

Proposed Awards

The Compensation Program provides for the following proposed contingent awards of Promissory Notes:

Name and Position	Amount of Promissory Note	Maximum Number of Shares of Class A Common Stock upon Conversion
Renatus Advisors (advisor)	$2,250,000	225,000
Eric Swider (Chief Executive Officer)	$1,920,000	192,000
Alexander Cano (President and Secretary)	$1,655,000	165,500
Katherine Chiles (Chief Financial Officer)	$901,250	90,125

Name and Position	Amount of Promissory Note	Maximum Number of Shares of Class A Common Stock upon Conversion
Frank Andrews (Non-Executive Chairman of the Board)	$975,000	97,500
Jeffrey Smith (Director and Audit Committee chair)	$975,000	97,500
Edward Preble (Director and Compensation Committee chair)	$975,000	97,500

Total	$9,651,250	965,125

The amounts set forth above for each individual holder were determined after the Compensation Committee’s consideration of market trends and special purpose acquisition company standards, and represents an amount that balances competitive remuneration, risks associated with the position held and our long-term objectives.

No other employees, executive officers, non-employee directors or consultants will receive Promissory Notes pursuant to the Compensation Program.

Shares Issuable Pursuant to the Promissory Notes

As noted above, a maximum of 965,125 shares of our Class A common stock may be issued pursuant to the Compensation Program assuming that each holder elects to convert the entire amount of the Promissory Note. As of November 15, 2023, the closing price of a share of our Class A common stock was $15.92.

In addition, as of December 31, 2022, there were no securities of the Company outstanding or available for issuance pursuant to equity compensation plans approved by our stockholders (or not approved by our stockholders).

Principal, Interest and Maturity Date

Each Promissory Note will have a principal balance as set forth above and no interest will be payable by the Company pursuant to the Promissory Note.

Each Promissory Note will be payable by the Company on the date on which the Company consummates its initial business combination pursuant to the Agreement and Plan of Merger dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, the Second Amendment to Agreement and Plan of Merger, dated August 9, 2023, the Third Amendment to Agreement and Plan of Merger, dated September 29, 2023) by and among the Company, DWAC Merger Sub Inc., Trump Media & Technology Group Corp. and certain other parties (the “Business Combination”) (such date, the “Maturity Date”), subject to the holder’s continued service with the Company through the Maturity Date. Repayment of the principal amount of the Promissory Note (as well as any delivery of shares of our Class A common stock if the holder elects to covert the Promissory Note) will also be subject to any withholding taxes and deductions required by applicable laws, as determined by the Company.

Conversion and Payment

At the holder’s option, and subject to the terms and conditions set forth herein, at any time prior to the Maturity Date, the holder may elect to convert all or a portion of the unpaid principal balance into shares of

Class A common stock of the Company (the “Conversion Shares”), with such conversion effective as of the closing of the Business Combination. The maximum number of Conversion Shares for each individual set forth in the holder’s Promissory Note and the number of Conversion Shares will be adjusted ratably to reflect the holder’s election to convert less than the full principal balance of the Promissory Note into Conversion Shares. The entire portion of the principal amount of the Promissory Note not converted to Conversion Shares will be paid in cash to the holder at the closing of the Business Combination, subject to any applicable tax withholdings.

The Conversion Shares will not be issued upon conversion of a Promissory Note unless such issuance and such conversion comply with all applicable provisions of law, including, but not limited to, the Securities Act and the applicable rules and regulations of The Nasdaq Stock Market and to the extent required by the Securities Act and the rules thereunder, delivery of the Conversion Shares will not occur until we have an effective registration statement on file with the Securities and Exchange Commission that covers the issuance of the Conversion Shares.

Assignment

Neither the Company nor the holder may assign or transfer any rights or obligations under a Promissory Note (by operation of law or otherwise) without the prior written consent of the other party and any attempted assignment without the required consent shall be void.

Amendment

Each Promissory Note may only be amended with the written consent of the Company and the holder.

Registration Rights

Each holders of a Promissory Note will have rights with respect to the Registration Rights Agreement between the Company and the parties thereto, dated as of September 2, 2021, as amended from time to time (the “Registration Rights Agreement”). Each holder will be entitled to one Demand Registration (as such term is defined in the Registration Rights Agreement) with respect to the Conversion Shares, which shall be subject to the same provisions as set forth in the Registration Rights Agreement. Each holder will also be entitled to include the Conversion Shares and the underlying securities in Piggyback Registrations (as such term is defined in the Registration Rights Agreement), which will be subject to the same provisions as set forth in the Registration Rights Agreement; provided, however, that in the event that an underwriter advises the Company that the Maximum Number of Securities (as such term is defined in the Registration Rights Agreement) has been exceeded with respect to a Piggyback Registration, the holders shall not have any priority for inclusion in such Piggyback Registration.

Certain U.S. Federal Income Tax Aspects of the Promissory Notes

The following is a general summary under current law of the material federal income tax consequences to participants in the Compensation Program under U.S. law. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes and taxes imposed by jurisdictions outside the United States, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances and this summarized tax information is not tax advice.

A holder will recognize compensation taxable as ordinary income (and subject to income tax withholding if the holder is an employee) at the time that the Promissory Note is repaid (either in the cash or with Conversion Shares), based on the amount of cash and/or the fair market value of the Conversion Shares at the time of issuance.

We generally will be entitled to a tax deduction when the Promissory Note is repaid (either in the cash or with Conversion Shares) only in an amount equal to the ordinary income recognized by the holder at the time the holder recognizes the ordinary income. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While our Board considers the deductibility of compensation as one factor in determining executive compensation, our Board retains the discretion to pay compensation (including through the issuance of awards) that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits

Only the recipients of the Promissory Notes listed above will receive Promissory Notes pursuant to the Compensation Program and no other service providers of the Company are eligible to receive awards pursuant to the Compensation Program. Set forth below is the description of the proposed grants pursuant to the Compensation Program.

Name and Position	Amount of Promissory Note ($)	Maximum Number of Shares of Class A Common Stock upon Conversion
Eric Swider, Chief Executive Officer	$1,920,000	192,000
Alexander Cano, President and Secretary	$1,655,000	165,500
Katherine Chiles, Chief Financial Officer	$901,250	90,125
Total Executive Group (3 persons listed above)	$4,476,250	447,625
Total Non-Executive Director Group (3 persons)	$2,925,000	292,500
Non-Executive Officer Employee Group	$0	0

Interests of Certain Persons in this Proposal

The directors and executive officers listed above have an interest in the approval of the Compensation Program because they will receive Promissory Notes pursuant to the Compensation Program. Nevertheless, our Board believes that it is important to provide incentives and rewards for superior performance and the retention of such individuals providers by adopting the Compensation Program.

Recommendation of the Board

Our Board unanimously recommends that our Class A stockholders vote “FOR” the approval of the Convertible Note Compensation Program Proposal.

AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Adeptus Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2023. Services provided to the Company and its subsidiaries by Adeptus Partners, LLC for the year ended December 31, 2023 are described below and under the section titled “Audit Committee Report.”

Independent Registered Public Accounting Firm’s Fees

The following table presents fees for professional services rendered by Adeptus Partners, LLC for the integrated audit of the Company’s annual financial statements and review of other public filings and fees billed for other services rendered by Adeptus Partners, LLC:

A description of aggregate fees for professional services performed in relation to fiscal 2022 and fiscal 2021 is as follows:

	Fiscal 2022	Fiscal 2021
Audit Fees	$72,500	$57,500
Audit-Related Fees	—	—
Tax Fees	—	—

Total Fees	$72,500	$57,500

In the above table, and in accordance with SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K, review of unaudited interim consolidated financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; and (3) “all other fees” are fees for any services not included in the first two categories.

The Audit Committee pre-approved all services provided by Adeptus Partners, LLC.

Ratification of the appointment of Adeptus Partners, LLC requires affirmative votes from the holders of a majority of the common shares cast at the Annual Meeting. If the Company’s stockholders do not ratify the appointment of Adeptus Partners, LLC, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, the Audit Committee may in the future replace Adeptus Partners, LLCas our independent registered public accounting firm if it is determined that it is in the Company’s best interests to do so.

The Audit Committee and the Board recommends that you vote “FOR” the ratification of the appointment of Adeptus Partners, LLC as the independent registered public accounting firm for the year ending December 31, 2023.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in the Comprehensive Form 10-K.

Submitted by our audit committee:

Mr. Jeffrey Smith

Mr. Edward Preble

Mr. Frank Andrews

*

The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

STOCKHOLDER PROPOSALS

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 annual meeting of stockholders, assuming the meeting is held on or about December 19, 2024, notice of a nomination or proposal must be delivered to us no later than September 20, 2024 and no earlier than August 21, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than October 30, 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at info@dwacspac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Alliance Advisors 200 Broadacres Drive, 3rd Floor. Bloomfield, NJ 07003 Call: 877.728.4996 Email: dwac@allianceadvisors.com

You may also obtain these documents by requesting them via e-mail from the Company at info@dwacspac.com.

If you are a stockholder of the Company and would like to request documents, please do so by December 13, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”) OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: [●]	Dated as of [●], 202[●] New York, New York

Digital World Acquisition Corp., a Delaware corporation (the “Maker”), promises to pay to the order of [●], or his, her or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of [●] Dollars ($[●]) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note (unless the full principal is converted pursuant to Section 14 below) shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The principal balance of this Note shall be payable by the Maker on the date on which Maker consummates its initial business combination pursuant to the Agreement and Plan of Merger dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, the Second Amendment to Agreement and Plan of Merger, dated August 9, 2023, the Third Amendment to Agreement and Plan of Merger, dated September 29, 2023, and as may be further amended or supplemented from time to time, the “Merger Agreement”) by and among the Maker, DWAC Merger Sub Inc., ARC Global Investments II, LLC, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of Maker (other than the Company Security Holders (as defined in the Merger Agreement) as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Merger Agreement, the General Counsel of TMTG (as defined in the Merger Agreement) in the capacity as the representative from and after the Effective Time for the Company Stockholders (as defined in the Merger Agreement) as of immediately prior to the Effective Time in accordance with the terms and conditions of the Merger Agreement, and Trump Media & Technology Group Corp. (“TMTG”) (the “Business Combination”) (such date, the “Maturity Date”), subject to Payee’s continued service with the Maker through the Maturity Date. Repayment of the principal amount of this Note (as well as any delivery of shares of Maker’s class A common stock if Payee elects to covert this Note as described in Section 15 below) will also be subject to any withholding taxes and deductions required by applicable laws, as determined by the Maker.

2. Interest. No interest shall accrue on the unpaid principal balance of this Note.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within seven (7) business days after the Maturity Date.

(b) Voluntary Bankruptcy, Etc. If the principal amount is due pursuant to this Note and the commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. If the principal amount is due pursuant to this Note and the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

8. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10. Severability. Any provision contained in this Note, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established in connection with the Maker’s initial public offering (the “IPO”), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever; provided, however, that upon the consummation of the Business Combination, Maker shall repay the principal balance of this Note out of the proceeds released to Maker from the trust account, if any, after payment to holders of the public shares in accordance with Section 4 hereof. The foregoing shall bind any permitted assignee or transferee of this Note.

12. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

13. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

14. Conversion.

(a) Notwithstanding anything contained in this Note to the contrary, at Payee’s option, and subject to the terms and conditions set forth herein, at any time prior to the Maturity Date, Payee may elect to convert all or a portion of the unpaid principal balance into shares of Class A common stock of the Maker (the “Conversion Shares”), with such conversion effective as of the closing of the Business Combination. The maximum number of Conversion Shares shall be [●], assuming that no portion of the principal balance of this Note has been paid and Payee elects to convert the entire principal balance of this Note into Conversion Shares and the number of Conversion Shares shall be adjusted ratably to reflect Payee’s election to convert less than the full principal balance of this Note into Conversion Shares. The entire portion of the principal amount of this Note not converted to Conversion Shares shall be paid in cash to the Payee at the closing of the Business Combination, subject to any applicable tax withholdings, which shall be determined by the Maker. The Payee shall provide the Maker with any W-9 or W-8 forms or other applicable documents reasonably requested by the Maker, which may be required for such withholding of tax determination.

(b) Upon any complete or partial conversion of the principal amount of this Note, (i) such principal amount shall be so converted and such converted portion of this Note shall become fully paid and satisfied, (ii) Payee shall surrender and deliver this Note, duly endorsed, to Maker or such other address which Maker shall designate against delivery of the Conversion Shares, (iii) Maker shall promptly deliver a new duly executed Note to Payee in the principal amount that remains outstanding, if any, after any such conversion and (iv) in exchange for all or any portion of the surrendered Note, Maker shall, at the direction of Payee, deliver to Payee (or its members or their respective affiliates) (Payee or such other persons, the “Holders”) the Conversion Shares, which shall bear such legends as are required, in the opinion of counsel to Maker or by any other agreement between Maker and Payee and applicable state and federal securities laws.

(c) The Holders shall pay any and all issue and other taxes that may be payable with respect to any issue or delivery of the Conversion Shares upon conversion of this Note pursuant hereto; provided, however, that the Holders shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holders in connection with any such conversion.

(d) The Conversion Shares shall not be issued upon conversion of this Note unless such issuance and such conversion comply with all applicable provisions of law, including, but not limited to, the Securities Act and the applicable rules and regulations of The Nasdaq Stock Market and to the extent required by the Securities Act and the rules thereunder, delivery of the Conversion Shares will not occur until the Maker has an effective registration statement on file with the Securities and Exchange Commission that covers the issuance of the Conversion Shares.

15. Representations and Warranties. The Payee hereby represents and warrants it is (A) an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (9), or (12) under the Securities Act); (B) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (C) is acquiring the promissory note (including the underlying shares) only for its own account and not for the account of others and (D) is not acquiring the promissory note (including the underlying shares) with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

16. Registration Rights.

(a) Reference is made to that certain Registration Rights Agreement between Maker and the parties thereto, dated as of September 2, 2021, as amended from time to time (the “Registration Rights Agreement”). All capitalized terms used in this Section 16 shall have the same meanings ascribed to them in the Registration Rights Agreement.

(b) The Holders shall be entitled to one Demand Registration with respect to the Conversion Shares, which shall be subject to the same provisions as set forth in Section 2.1 of the Registration Rights Agreement.

(c) The Holders shall also be entitled to include the Conversion Shares and their underlying securities in Piggyback Registrations, which shall be subject to the same provisions as set forth in Section 2.2 of the Registration Rights Agreement; provided, however, that in the event that an underwriter advises Maker that the Maximum Number of Securities has been exceeded with respect to a Piggyback Registration, the Holders shall not have any priority for inclusion in such Piggyback Registration.

(d) Except as set forth above, the Holders and Maker, as applicable, shall have all of the same rights, duties and obligations set forth in the Registration Rights Agreement.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Digital World Acquisition Corp.

By:
Name: Eric Swider
Interim Chief Executive Officer

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

ANNUAL MEETING OF STOCKHOLDERS

December 19, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated November 17, 2023 and Proxy Statement, dated November 17, 2023, in connection with the Annual Meeting to be held at 10:00 A.M. Eastern Time on December 19, 2023 as a virtual meeting (the “Annual Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eric Swider (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 1), “FOR” THE CONVERTIBLE NOTE COMPENSATION PLAN PROPOSAL (PROPOSAL 2) AND “FOR” THE AUDITOR RATIFICATION PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2023: This notice of meeting and the accompanying Proxy Statement are available at www.virtualshareholdermeeting.com/DWAC2023.

Proposal 1 — Director Election Proposal	FOR	WITHHOLD
Re-elect each of the Class I director nominees, Mr. Edward Preble and Mr. Jeffrey Smith, to serve on our Board for a three-year term and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal.	☐	☐

Proposal 2 — Convertible Note Compensation Plan Proposal	FOR	AGAINST	ABSTAIN
Approve the convertible note compensation program pursuant to which the Company will provide convertible promissory notes payable to certain officer, directors and affiliates of the Company.	☐	☐	☐

Proposal 3 — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

Dated: , 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3.